American Century Investments®
Quarterly Portfolio Holdings
NT Focused Large Cap Value Fund
June 30, 2021

NT Focused Large Cap Value - Schedule of Investments
JUNE 30, 2021 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 96.8%
Aerospace and Defense — 3.6%
Lockheed Martin Corp.	127,288	48,159,416
Raytheon Technologies Corp.	620,527	52,937,158
		101,096,574
Banks — 6.2%
JPMorgan Chase & Co.	721,372	112,202,201
Truist Financial Corp.	1,123,807	62,371,288
		174,573,489
Beverages — 1.6%
PepsiCo, Inc.	297,882	44,137,176
Capital Markets — 3.2%
Bank of New York Mellon Corp. (The)	1,760,837	90,207,680
Commercial Services and Supplies — 1.5%
Republic Services, Inc.	383,638	42,204,016
Communications Equipment — 3.7%
Cisco Systems, Inc.	1,955,012	103,615,636
Containers and Packaging — 1.2%
Sonoco Products Co.	525,906	35,183,112
Diversified Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B(1)	403,120	112,035,111
Diversified Telecommunication Services — 3.5%
Verizon Communications, Inc.	1,753,764	98,263,397
Electric Utilities — 3.5%
Duke Energy Corp.	428,345	42,286,218
Pinnacle West Capital Corp.	684,142	56,079,120
		98,365,338
Electrical Equipment — 3.6%
Emerson Electric Co.	731,981	70,445,852
Hubbell, Inc.	159,112	29,728,486
		100,174,338
Electronic Equipment, Instruments and Components — 1.0%
TE Connectivity Ltd.	216,772	29,309,742
Food and Staples Retailing — 1.6%
Walmart, Inc.	317,386	44,757,774
Food Products — 3.4%
Conagra Brands, Inc.	1,050,123	38,203,475
Mondelez International, Inc., Class A	908,116	56,702,763
		94,906,238
Gas Utilities — 2.8%
Atmos Energy Corp.	834,456	80,199,566
Health Care Equipment and Supplies — 8.8%
Becton Dickinson and Co.	297,196	72,275,095
Medtronic plc	1,071,069	132,951,795
Zimmer Biomet Holdings, Inc.	261,651	42,078,714
		247,305,604
Health Care Providers and Services — 2.5%
UnitedHealth Group, Inc.	105,639	42,302,081
Universal Health Services, Inc., Class B	184,554	27,024,242
		69,326,323

Health Care Technology — 2.8%
Cerner Corp.	1,000,618	78,208,303
Household Products — 2.3%
Colgate-Palmolive Co.	430,846	35,049,322
Kimberly-Clark Corp.	219,122	29,314,141
		64,363,463
Industrial Conglomerates — 2.7%
Siemens AG	484,407	76,913,502
Insurance — 9.4%
Aflac, Inc.	842,348	45,200,394
Allstate Corp. (The)	270,336	35,262,628
Chubb Ltd.	365,732	58,129,444
Marsh & McLennan Cos., Inc.	487,945	68,644,102
Reinsurance Group of America, Inc.	502,092	57,238,488
		264,475,056
Oil, Gas and Consumable Fuels — 5.1%
Chevron Corp.	626,794	65,650,403
TotalEnergies SE, ADR	1,746,572	79,049,849
		144,700,252
Personal Products — 4.1%
Unilever plc, ADR	1,990,988	116,472,798
Pharmaceuticals — 9.9%
Johnson & Johnson	989,333	162,982,719
Merck & Co., Inc.	732,433	56,961,314
Roche Holding AG	159,112	59,959,421
		279,903,454
Semiconductors and Semiconductor Equipment — 1.8%
Texas Instruments, Inc.	267,801	51,498,132
Software — 3.0%
Open Text Corp.	777,039	39,473,581
Oracle Corp. (New York)	585,494	45,574,853
		85,048,434
TOTAL COMMON STOCKS (Cost $2,248,892,501)		2,727,244,508
TEMPORARY CASH INVESTMENTS — 2.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.75%, 5/15/23 - 10/31/27, valued at $23,630,615), in a joint trading account at 0.01%, dated 6/30/21, due 7/1/21 (Delivery value $23,166,355)		23,166,349
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.75%, 11/15/42, valued at $39,394,542), at 0.02%, dated 6/30/21, due 7/1/21 (Delivery value $38,622,021)		38,622,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,565,199	11,565,199
TOTAL TEMPORARY CASH INVESTMENTS (Cost $73,353,548)		73,353,548
TOTAL INVESTMENT SECURITIES — 99.4% (Cost $2,322,246,049)		2,800,598,056
OTHER ASSETS AND LIABILITIES — 0.6%		17,074,529
TOTAL NET ASSETS — 100.0%		$2,817,672,585

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	1,331,265	USD	1,451,209	Morgan Stanley	9/30/21	$(8,992)
USD	53,246,373	CHF	48,853,015	Morgan Stanley	9/30/21	321,805
USD	135,485,628	EUR	113,590,969	Credit Suisse AG	9/30/21	547,500
GBP	2,226,584	USD	3,101,825	JPMorgan Chase Bank N.A.	9/30/21	(21,174)
USD	104,704,679	GBP	75,222,121	JPMorgan Chase Bank N.A.	9/30/21	629,048
						$1,468,187

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	2,590,371,585	136,872,923	—
Temporary Cash Investments	11,565,199	61,788,349	—
	2,601,936,784	198,661,272	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	1,498,353	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	30,166	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.